Exhibit 99.2

37th ANNUAL JP MORGAN HEALTHCARE CONFERENCE January 2019

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” or other comparable terms. All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, anticipated results of our sales and marketing efforts, expectations concerning payer reimbursement and the anticipated results of our product development efforts. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully and profitably market our products and services; the acceptance of our products and services by patients and healthcare providers; our ability to meet demand for our products and services; the willingness of health insurance companies and other payers to cover our products and services and adequately reimburse us for such products and services; the amount and nature of competition from other cancer screening and diagnostic products and services; the effects of the adoption, modification or repeal of any healthcare reform law, rule, order, interpretation or policy; the effects of changes in pricing, coverage and reimbursement for our products and services, including without limitation as a result of the Protecting Access to Medicare Act of 2014; recommendations, guidelines and quality metrics issued by various organizations such as the U.S. Preventive Services Task Force, the American Cancer Society, and the National Committee for Quality Assurance regarding cancer screening or our products and services; our ability to successfully develop new products and services; our ability to effectively utilize strategic partnerships and acquisitions; our success establishing and maintaining collaborative, licensing and supplier arrangements; our ability to maintain regulatory approvals and comply with applicable regulations; and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Preliminary fourth-quarter and full-year 2018 results Q4 2018 Revenue $142.5 - $143.5M (64% YoY) $454 - $455M (71% YoY) Completed tests 292,000 (66% YoY) 934,000 (64% YoY) New providers 15,000 45,000 FY 2018 Unaudited financial results

We deliver life-changing innovations in earlier cancer detection 4 EXACT SCIENCES

Source: American Cancer Society, Cancer Facts & Figures 2018; all figures annual 50,630 Annual deaths Colorectal cancer: America’s second deadliest cancer Prostate Liver Breast Pancreatic Colorectal Lung

9 of 10 Survive 5 years Diagnosed in Stages I or II 1 of 10 Survive 5 years Diagnosed in Stage IV Source: SEER 18 2004-2010 – colorectal cancer statistics Detecting colorectal cancer early is critical

Easy to use Non-invasive Developed with 94% Early-stage cancer sensitivity* For adults 50 years or older and at average risk No preparation No sedation No time off work 24/7 customer support *For stage I and II cancers; 92% sensitivity overall, 87% specificity Source: Imperiale TF et al., N Engl J Med (2014) EXACT SCIENCES Cologuard: addressing the colorectal cancer challenge

Increasing America's screening population

Screening history of Cologuard users



48%
never screened before
12% screened only with FIT/FOBT
40% screened with colonoscopy

Screening history of Cologuard users: Exact Sciences Laboratories patient satisfaction survey, Oct. 2017-Sep. 2018, n = 5,377
Note: excludes prior users of Cologuard

EXACT SCIENCES
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85M+ 4.1% U.S. screening market for Cologuard* >$14B Market share** *Exact Sciences estimate, assuming 85 million average-risk, asymptomatic people ages 50-85, revenue per test of $500-525, and 3-year interval for Cologuard, **(292,000 completed tests x 4 to annualize x 3 to account for interval) / 85M Compound annual growth rate (CAGR) from 2015 through 2018 2014 2018 108% test volume CAGR 934,000 Capturing a multi-billion dollar U.S. market opportunity

2014 2018 115% revenue CAGR $454-455M In the past 2 years* Gross profit per test increased 57% S&M per test decreased 30% Total OpEx per test decreased 32% Compound annual growth rate (CAGR) from 2015 through 2018 Strong Cologuard revenue growth *Total changes between 3Q16 and 3Q18

Impact of Cologuard

1.9M

People screened since launch

8,700

Early-stage cancers detected

60,000

Pre-cancerous polyps detected

Source: based on extrapolation of findings in DeeP-C pivotal trial population to the ~1.9M screened using Cologuard since launch: Imperiale TF et al., N Engl J Med (2014)

EXACT SCIENCES

121K Primary care 8K Gastroenterologists 4K 14K ~147K Total providers Note: primary care providers includes family practice, internal medicine, nurse, and physician’s assistant specialties 2014 2018 OBGYNs Other 76% provider CAGR Compound annual growth rate (CAGR) from 2015 through 2018 Cologuard’s growing provider adoption

Power the Partnership Enhance Cologuard Advance Liquid Biopsy 2019 Corporate Priorities

Power the Partnership

Pfizer is the ideal partner to promote Cologuard

Expanding partnership to Pfizer’s women’s health team

Make a version of previous slide 94% Of Cologuard patients have no out-of-pocket cost* In-network contracts include: *Exact Sciences estimate based on historical patient billing and impact of recently executed network agreements Improving access to Cologuard

#1 KLAS ranked healthcare software suite Scalable IT infrastructure Ease of ordering Data access Epic partnership advantages

7M expected annual lab capacity by end of 2019

Enhance Cologuard

45-49 label expansion opportunity

Increase in U.S. screening market for Cologuard including 45-49 age group*

+19M

+$4B


50-85
average risk
45-49 average risk

Cologuard is indicated for adults 50 and older. Exact Sciences intends to pursue a label expansion for Cologuard use beginning at age 45.
Sources: US Census data and CDC NHIS survey results as published in the CDC's MMWR between 2006 and 2017
*Exact Sciences estimate, assuming ~104 million average-risk, asymptomatic people ages 45-85, average revenue per test of $500-525 and 3-year interval for Cologuard; Note: FDA has not approved Cologuard for use in 45-49 age group

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50-85 unscreened Cologuard 2.0 false positives cost of goods Substitute newer, more specific markers to: recurring revenue lab through-put

Advance Liquid Biopsy

Making earlier possible

10-year collaboration with Mayo Clinic Biomarker discovery & validation Access to samples & clinical trials Leading researchers & clinicians Liquid biopsy for top 15 cancers Proven partnership

Esophageal Stomach Pancreatic Melanoma Lymphoma New cancer test development Prostate Biomarker discovery across 15 cancers Colorectal Lung Liver Kidney Bladder Cervix Uterine Ovarian Breast

Multiple classes of biomarkers Proprietary DNA chemistry State-of-the-art lab FDA-approved, automated platform Regulatory expertise Commercial scale Replace image with girl from #24 Exact Sciences’ advantages

Source: Analyst estimates Hereditary testing Diagnosis Recurrence monitoring Therapy selection Response monitoring Projected liquid biopsy market in 2030 >$13B Screening Liquid biopsy: a growth area for cancer diagnostics Exact Sciences focusing on early detection & recurrence

30,200 Source: American Cancer Society, Cancer Facts & Figures 2018; all figures annual Annual deaths Liver cancer: America’s fifth deadliest cancer Prostate Liver Breast Pancreatic Colorectal Lung

6 of 10 Survive 3 years Under regular testing 3 of 10 Survive 3 years Not under regular testing Source: Kuo, YH et al., Eur J Cancer (2010) Regular liver cancer testing leads to better outcomes

$1.5B High-risk Americans 3M *Exact Sciences estimate **Total addressable market assumes ASP of $500 and 3M tested annually * ** Market opportunity Market opportunity in liver cancer testing

Source: Kisiel JB et al., DDW (2018) Sensitivity 95% Specificity 93% Promising early results for liver cancer detection

Colorectal cancer Blood

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